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                                                                   EXHIBIT  10.1

                        ENSTAR 1996 STOCK INCENTIVE PLAN

Section 1.  Purpose.

           The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining key management personnel capable of assuring the future success of, and Non-Employee Directors capable of providing strategic direction to, the Company, to offer such personnel and directors incentives to put forth maximum efforts for the success of the Company's business, to afford such personnel and directors an opportunity to acquire a proprietary interest in the Company and to align further the interests of such personnel and directors with the Company's shareholders.

Section 2.  Definitions.

           As used in the Plan, the following terms shall have the meanings set forth below:

           (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and
(ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

           (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

           (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

           (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

           (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be comprised of not less than such number of directors as shall be required to permit the Plan to satisfy the requirements of Rule 16b-3. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.





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           (f)    "Company" shall mean ENStar Inc., a Minnesota corporation, and any successor corporation.

           (g)    "Dividend Equivalent" shall mean any right granted under
Section 6(e) of the Plan.

           (h) "Eligible Person" shall mean any employee, officer, consultant or independent contractor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. A Non-Employee Director shall not be an Eligible Person.

           (i) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

           (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the last sale price of the Shares as reported on the Nasdaq National Market on such date or, if such Market is not open for trading on such date, on the day closest to such date when such Market is open for trading.

           (k)    "Incentive Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

           (l) "Non-Employee Director" shall mean a director who is not also an employee of the Company or an Affiliate.

           (m) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

           (n) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

           (o)    "Other Stock-Based Award" shall mean any right granted under
Section 6(f) of the Plan.

           (p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.





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           (q)    "Performance Award" shall mean any right granted under
Section 6(d) of the Plan.

           (r) "Person" shall mean any individual, corporation, partnership, association or trust.

           (s) "Plan" shall mean this ENStar 1996 Stock Incentive Plan, as amended from time to time.

           (t) "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

           (u) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

           (v)    "Restricted Stock Unit" shall mean any unit granted under
Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

           (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

           (x) "Shares" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

           (y)    "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

Section 3.  Administration.

           (a) Power and Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that Section 7 of the Plan shall not be administered by the Committee but rather by the Board of Directors subject to the provisions and restrictions of Section 7. Subject to the express provisions of the Plan and to applicable law, and except with respect to Section 7 of the Plan, the Committee shall have full power and authority to:
(i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each





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Award; (iv) determine the terms and conditions of any Award or Award Agreement;
(v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in exchange for cash, Shares, promissory notes, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

           (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

           (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan with regard to any Person who is not (i) an officer or director of the Company or (ii) an Affiliate, in each case subject to Section 16 of the Exchange Act.

Section 4.  Shares Available for Awards.

           (a)    Shares Available.  Subject to adjustment as provided in
Section 4(c), the aggregate number of Shares which may be issued under all Awards





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under the Plan shall be 300,000.  Shares to be issued under the Plan may be either Shares reacquired and held in the treasury or authorized but unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 300,000, subject to adjustment as provided in the Plan and Section 422 or 424 of the Code or any successor provision.

           (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

           (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

           (d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Awards is based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 170,000 Shares in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.





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Section 5.  Eligibility.

           Any Eligible Person, including any Eligible Person who is an officer or director (but not a Non-Employee Director) of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision. Non-Employee Directors shall be eligible to receive Awards of Non-Qualified Stock Options under the Plan only as provided in Section 7 of the Plan.

Section 6.  Awards.

           (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

           (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

           (ii) Option Term. The term of each Option shall be fixed by the Committee.

           (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.





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           (iv)   Reload Options.  The Committee may grant Reload Options,
       separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 or any other applicable law, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) hereof or the relevant provisions of another plan of the Company, and/or when Shares are tendered or forfeited as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company, and may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

           (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined





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by the Committee.  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

           (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

           (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

            (iii)Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

           (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any





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applicable Award Agreement.  A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

           (e) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Participants under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

           (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.





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           (g)    General.  Except as otherwise specified with respect to
Awards to Non-Employee Directors pursuant to Section 7 of the Plan:

              (i)No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

            (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

           (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

            (iv) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.





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            (v)   Term of Awards.  The term of each Award shall be for such
       period as may be determined by the Committee.

           (vi) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.  Options to Non-Employee Directors.

           (a) Eligibility. If the Plan is approved by the shareholders of the Company, Options shall be granted automatically under the plan to each Non-Employee Director under the terms and conditions contained in this Section
7. The authority of the Committee under this Section 7 shall be limited to ministerial and non-discretionary matters.

           (b) Annual Option Grants. Each Non-Employee Director shall be granted an Option to purchase 4,000 Shares upon his or her election or appointment to the Board of Directors, and shall be granted an Option to purchase 1,000 Shares on the date of the annual meeting of shareholders each year, commencing with the 1997 Annual Meeting of Shareholders, if the Non-Employee Director will remain in office immediately following such meeting. The exercise price of each Option shall be equal to 100 percent of the Fair Market Value per Share on the date of grant. Such Options shall be Non-Qualified Stock Options, shall become exercisable six months after the date of grant, and shall terminate on the fifth anniversary of the date of grant, unless previously exercised or terminated. Such Options shall be subject to the terms and conditions of Sections 6(a) and 10 of the Plan and to other standard terms and conditions contained in the form of Non-Qualified Stock Option Agreement used by the Company from time to time. Such Options shall also terminate three months following the date upon which the participant ceases to be a director of the Company, except that:





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           (i)    In the event that a Non-Employee Director who is granted an
       Option shall cease to be a director of the Company by reason of such director's willful and material misconduct, the Options shall terminate as of the date of such misconduct, and

           (ii) If a Non-Employee Director who is granted an Option shall die while a director of the Company or within three months after he or she ceases to be a director of the Company for any reason other than willful and material misconduct, or if such director ceases to be a director of the Company by reason of his or her disability and he or she shall not have fully exercised the Option, the Option may be exercised at any time within 12 months after such director's death, or 12 months after cessation of directorship, in accordance with its terms by such director's legal representatives or administrators or by any person or persons to whom the Option has been transferred by will or the applicable laws of descent and distribution, but only to the extent of the full number of Shares such director was entitled to purchase under the Option on the date of death or cessation of directorship.

           (c) Exercise of Non-Employee Director Options. Non-Qualified Stock Options granted to Non-Employee Directors may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal executive offices, to the attention of the Company's Secretary. The notice shall state the number of Shares as to which the Option is being exercised and be accompanied by payment of the purchase price. A Non-Employee Director may, at such Director's election, pay the purchase price by check payable to the Company, by promissory note, in Shares, or in any combination thereof having a Fair Market Value on the exercise date equal to the applicable exercise price. If payment or partial payment is made by promissory note, such note shall be (i) full recourse, (ii) limited in principal amount to the maximum amount permitted under applicable laws, rules and regulations, (iii) bear interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto.

           (d) Amendments to Section 7. The provisions of this Section 7 may not be amended more often than once every six months other than to comply with changes in the Code or the rules and regulations promulgated under the Code.





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Section 8.  Amendment and Termination; Adjustments.

           Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

           (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

           (i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

           (ii) would violate the rules or regulations of the Nasdaq Stock Market, the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; or

           (iii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

           (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided or in the Award Agreement.

           (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 9.  Income Tax Withholding; Tax Bonuses.

           (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant





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are withheld or collected from such Participant.  In order to assist a
Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

           (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants (except to Non-Employee Directors) to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 10.  General Provisions.

           (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

           (b) Delegation. The Committee may delegate to one or more officers of the Company or any Affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Eligible Persons who are not (i) officers or directors of the Company or (ii) Affiliates, in each case subject to Section 16 of the Exchange Act.

           (c) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

           (d) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

           (e) No Right to Employment. The grant of an Award shall not be construed as giving a Participant or Non-Employee Director the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant or Non-Employee Director from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

           (f) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

           (g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee (or, in the case of grants under Section 7 of the Plan, the Board of Directors), such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee (or, in the case of grants under Section 7 of the Plan, the Board of Directors), materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

           (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

           (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

           (j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

           (k) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

Section 11.  Section 16(b) Compliance.

           The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are (i) officers or directors of the Company or (ii) Affiliates, in each case subject to Section 16 of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other participants.

Section 12.  Effective Date of the Plan.

           The Plan shall be effective as of the date of its approval by the Board of Directors of the Company; provided, however, that if the Company's shareholders do not approve the Plan, the Plan shall be null and void and all Awards granted pursuant to the Plan shall be of no force or effect.

Section 13.  Term of the Plan.

           Awards shall only be granted under the Plan during a 10-year period beginning on the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

                                    FORM OF

                                  ENSTAR INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT


       THIS AGREEMENT, made this ____________________ day of ______________________________, 199___, by and between ENStar Inc., a Minnesota corporation (the "Company") and ___________ ("Employee").

       WITNESSETH, THAT:

       WHEREAS, the Company pursuant to the ENStar 1996 Stock Incentive Plan wishes to grant this stock option to Employee.

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

       1.   Contingent Grant of Option

           The Company hereby grants to Employee, on the date set forth above, the right and option (hereinafter called "the option") to purchase all or any part of an aggregate of ___ shares of common stock, $.01 par value, of the Company (the "Common Stock") at the price of $____ per share on the terms and conditions set forth herein. This option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

       2.   Duration and Exercisability

           (a) This option shall in all events terminate ____ (__) years after the date of grant. This option shall be exercisable by Employee in cumulative installments as follows:

                                                Cumulative percentage
            On or after each of                 of shares as to which
            the following dates                 option is exercisable

            ___________________                 _____________________
            ___________________                 _____________________

           (b) Notwithstanding the installment exercise provision set forth in paragraph (a) above and subject to the other terms and conditions set forth herein, this option may be exercised as to 100% of the Common Stock of the Company for which this option was granted on the date of a "change of control" as hereinafter defined. A "change of control" shall mean any of the following:

                  (i)A sale of all or substantially all of the assets of the Company.
                  (ii)The acquisition of more than 50% of the Common Stock of the Company (with all classes or series thereof treated as a single class) by any person (except a Permitted Shareholder as hereinafter defined) or group of persons acting in concert. A "Permitted Shareholder" means a holder, as of the date the Plan was adopted by the Company, of more than 20% of the Company Common Stock then outstanding.
                  (iii)A reorganization of the Company wherein the holders of Common Stock of the Company receive stock in another company, a merger of the Company with another company wherein there is a more than 50% change in the ownership of the Common Stock of the Company as a result of such merger, or any other transaction in which the Company (other than as the parent corporation) is consolidated for federal income tax purposes or is eligible to be consolidated for federal income tax purposes with another corporation.
                  (iv)In the event that the Common Stock of the Company is traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of more than 50% of the then outstanding Common Stock of the Company (for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Securities and Exchange Act of 1934 or related rules promulgated by the Securities and Exchange Commission) or the commencement of or public announcement of an intention to make a tender offer or exchange offer for more than 50% of the then outstanding Common Stock of the Company.
                  (v)The Board of Directors of the Company, in its sole and absolute discretion, determines that there has been a sufficient change in the share ownership of the Company to constitute a change of effective ownership or control of the Company.

       (c) Notwithstanding the installment exercise provision set forth in paragraph (a) above, this option will not be exercisable unless the distribution of all of the outstanding common stock of the Company to the then current shareholders of North Star Universal, Inc. takes place within one year of the date of this Agreement.

           (d) During the lifetime of Employee, the option shall be exercisable only by Employee and shall not be assignable or transferable by Employee, other than by will or the laws of descent and distribution.

       3.  Effect of Termination of Employment

           (a) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than Employee's serious misconduct or Employee's death or disability (as such term is defined in Section 3(c) hereof), Employee shall have the right to exercise the option at any time within one (1) month after such termination of employment to the extent of the full number of shares Employee was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

           (b) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, by reason of Employee's serious misconduct during the course of employment, including but not limited to wrongful appropriation of the Company's funds, or in the event that Employee violates the covenants set forth in Section 5 hereof, the option shall be terminated as of the date of the misconduct.

           (c) If Employee shall die while in the employ of the Company or a subsidiary, if any, or within one (1) month after termination of employment for any reason other than serious misconduct or if employment is terminated because Employee has become disabled (within the meaning of Code Section 22(e)(3)) while in the employ of the Company or a subsidiary, if any, and Employee shall not have fully exercised the option, such option may be exercised at any time within twelve (12) months after Employee's death or date of termination of employment for disability by Employee, personal representatives or administrators, or guardians of Employee, as applicable, or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares Employee was entitled to purchase under the option on the date of death, termination of employment, if earlier, or date of termination for such disability and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

       4.  Manner of Exercise

           (a) The option can be exercised only by Employee or other proper party by delivering within the option period written notice to the Company at its principal office. The notice shall state the number of shares as to which the option is being exercised and be accompanied by payment in full of the option price for all shares designated in the notice.

           (b) Employee may pay the option price in cash, by check (bank check, certified check or personal check), by money order, or with the approval of the Company (i) by delivering to the Company for cancellation Common Stock of the Company with a fair market value as of the date of exercise equal to the option price or the portion thereof being paid by tendering such shares, (ii) by delivering to the Company the full option price in a combination of cash and Employee's full recourse liability promissory note with a principal amount not to exceed eighty percent (80%) of the option price and a term not to exceed five (5) years, which promissory note shall provide for interest on the unpaid balance thereof which at all times is not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto or (iii) by delivering to the Company a combination of cash, Employee's promissory note and Common Stock of the Company with an aggregate fair market value and a principal amount equal to the option price. For these purposes, the fair market value of the Common Stock as of any date shall be as reasonably determined by the Company pursuant to the Plan.

       5.  Miscellaneous

           (a) This option is issued pursuant to the ENStar 1996 Stock Incentive Plan and is subject to its terms. The terms of the Plan are available for inspection during business hours at the principal offices of the Company.

           (b) This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Employee shall have none of the rights of a shareholder with respect to shares subject to this option until such shares shall have been issued to Employee upon exercise of this option.

           (c) The exercise of all or any parts of this option shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

           (d) If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the option shall then be unexercised and not yet expired, then appropriate adjustments in the outstanding option shall be made by the Company, in order to prevent dilution or enlargement of option rights. Such adjustments shall include, where appropriate, changes in the number of shares of Common Stock and the price per share subject to the outstanding option.

           (e) The Company shall at all times during the term of the option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

           (f) In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the option, and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee. Employee may elect to satisfy his federal and state income tax withholding obligations upon exercise of this option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option having a fair market value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with the rules of the Committee, or (ii) delivering to the Company shares of Common Stock other than the shares issuable upon exercise of such option with a fair market value equal to such taxes, in accordance with the rules of the Committee.

           (g) Employee agrees to disclose neither the contents nor any of the terms and conditions of this option to any other person, and agrees that such disclosure may result in both immediate termination of this option without the right to exercise any part thereof and termination of employment with the Company.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                ENSTAR INC.



                                By _________________________________________

                                   Its _____________________________________





                                ____________________________________________
                                Employee